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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 14, 2000


                                BSB BANCORP, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-17177                 16-1327860
------------------------------    -----------------         -----------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)



                58-68 Exchange Street, Binghamton, New York 13901
   --------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (607) 779-2525


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.    Other Events.
           -------------

     BSB Bancorp, Inc. issued a press release on February 14, 2000 announcing changes in its senior management. That press release is attached at Exhibit 99.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

(a)        Not applicable.


(b)        Not applicable.


(c)        Exhibits.


99         Press release
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BSB BANCORP, INC.
                                                   ----------------------------
                                                   (Registrant)


                                                   /s/ Thomas L. Thorn
                                                  -----------------------------
                                                   Thomas L. Thorn
                                                   Acting President and
                                                   Chief Executive Officer

Date: February 15, 2000
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EXHIBIT INDEX


99  Press release